Execution Version
AMENDMENT NO. 2 TO
SENIOR SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 2 TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of July 7, 2022 (this “Amendment”), is made with respect to the Senior Secured Revolving Credit Agreement, dated as of February 1, 2022 (as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of February 4, 2021, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among NORTH HAVEN PRIVATE INCOME FUND LLC, a Delaware limited liability company (the “Borrower”), the lenders and issuing banks from time to time party thereto (the “Lenders”), and ING CAPITAL LLC, as administrative agent (in such capacity, the “Administrative Agent”) and as joint lead arranger and sole book runner. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).
W I T N E S S E T H:

WHEREAS, the Administrative Agent and the Borrower have jointly identified an error of a technical nature in the Credit Agreement of the type described in Section 9.02(e) thereof; and
WHEREAS, this Amendment shall be effective as of the date hereof as the Administrative Agent notified the Lenders of such error on June 29, 2022, and did not within 5 Business Days of such notification receive written objection of any of the terms of this Amendment (in accordance with Section 9.02(e) of the Credit Agreement).
NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION I AMENDMENTS TO CREDIT AGREEMENT
Effective as of the Amendment No. 2 Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Applicable Margin” with the following definition (solely for the sake of convenience in reviewing this Amendment, the language changed the definition of Applicable Margin of the Credit Agreement is set forth in bold italics):
““Applicable Margin” means, (a) if the Borrowing Base (as of the most recently delivered Borrowing Base Certificate) is equal to or greater than 1.60 times the Combined Debt Amount, (as of the most recently delivered Borrowing Base Certificate), (i) with respect to any ABR Loan, 0.75% per annum, (ii) with respect to any Eurocurrency Loan or SOFR Loan, 1.75% per annum, (iii) with respect to any RFR
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Loan denominated in Sterling, 1.8693% and (iv) with respect to any RFR Loan denominated in Japanese Yen, 1.72077%; and (b) if the Borrowing Base (as of the most recently delivered Borrowing Base Certificate) is less than 1.60 times the Combined Debt Amount (as of the most recently delivered Borrowing Base Certificate), (i) with respect to any ABR Loan, 0.875% per annum, (ii) with respect to any Eurocurrency Loan or SOFR Loan, 1.875% per annum, (iii) with respect to any RFR Loan denominated in Sterling, 1.9943% and (iv) with respect to any RFR Loan denominated in Japanese Yen, 1.84577%. Any change in the Applicable Margin due to a change in the ratio of the Borrowing Base to the Combined Debt Amount shall be specified in reasonable detail in the Borrowing Base Certificate required to be delivered pursuant to Section 4.01(a)(viii) on the Applicable Margin Determination Date that is the Effective Date or Section 5.01(d)(i) immediately prior to each Applicable Margin Determination Date thereafter, and shall be effective from and including such Applicable Margin Determination Date until the immediately succeeding Applicable Margin Determination Date; provided that if any Borrowing Base Certificate has not been delivered in accordance with Section 5.01(d)(i) immediately prior to such Applicable Margin Determination Date and it is delivered (x) prior to the expiration of the applicable grace period for its delivery pursuant to clause (f) of Article VII, then any change in the Applicable Margin due to a change in the ratio of the Borrowing Base to the Combined Debt Amount specified in such Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is delivered until the immediately succeeding Applicable Margin Determination Date, or (y) after the applicable grace period for its delivery pursuant to clause (f) of Article VII has expired, then from and including the day immediately succeeding the date on which such Borrowing Base Certificate was required to be delivered (after giving effect to any applicable grace period hereunder), the Applicable Margin shall be the Applicable Margin set forth in clause (b) above to and including the date on which the required Borrowing Base Certificate is delivered and shall be determined for the remainder of such period in accordance with the foregoing provisions.”

(b)Section 2.11(b) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following (solely for the sake of convenience in reviewing this Amendment, the language changed in Section 2.11(b) of the Credit Agreement is set forth in bold italics):
“(b)    Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit of each Class, which shall accrue at a rate per annum equal to the Applicable Margin applicable to interest on SOFR Loans or Eurocurrency Loans, as applicable (or, if such Letter of Credit is denominated in Sterling or Japanese Yen, RFR Loans), on the average daily amount of such Lender’s LC Exposure of such Class (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment of such Class terminates and the date on which such Lender ceases to have any LC Exposure of such Class, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of such Issuing Bank’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as each Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on the fifth Business Day following such Quarterly Date; provided that all such fees with respect to the Letters of Credit shall be payable on the Termination Date and the Borrower shall pay any such fees that have accrued and that are unpaid on the Termination Date and, in the event any Letters of Credit shall be outstanding that have expiration dates after the Termination Date, the Borrower shall prepay on the Termination Date the full amount of the participation and fronting fees that will accrue on such Letters of Credit subsequent to the Termination Date through but not including the date such outstanding Letters of Credit are scheduled to expire. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 Business Days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”
(c)Section 2.12(e) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following (solely for the sake of convenience in reviewing this Amendment, the language changed in Section 2.12(e) of the Credit Agreement is set forth in bold italics):
“(e) Default Interest. Notwithstanding the foregoing, (i) if any Event of Default described in clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, the interest rates applicable to the Loans shall accrue, and any fee or other amount due and payable by the Borrower hereunder shall bear interest, after as well as before judgment, at a rate per annum equal to (A) in the case of principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above, (B) in the case of any Letter of Credit, 2% plus the fee otherwise applicable to such Letter of Credit as provided in Section 2.11(b)(i), or (C) in the case of any fee or other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section and (ii) if any other Event of Default has occurred and is continuing (A) for any Eurocurrency Loan or SOFR Loan, at the end of the current applicable Interest Period, and (B) for any ABR Loan or RFR Loan, immediately, interest shall (if requested by the Administrative Agent upon instructions of the Required Lenders) accrue, after as well as before judgment, (A) in the case of Dollar Loans, at the Alternate Base Rate plus the Applicable Margin plus 2% per annum, (B) for Loans in any Foreign Currency (other than Sterling or Japanese Yen), at the one month Relevant Rate plus 2% per annum and (C) for Loans in Sterling or Japanese Yen, the rate applicable to RFR Loans for the applicable Currency as provided in paragraph (d) of this Section.”

(d)Section 2.13(a) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following (solely for the sake of convenience in reviewing this Amendment, the language changed in Section 2.13(a) of the Credit Agreement is set forth in bold italics):

“(a) Temporary Inability. If (x) prior to the commencement of the Interest Period for any Eurocurrency Borrowing or, if the then-current Benchmark is Adjusted Term SOFR, any SOFR Borrowing of a Class or (y) at any time for any RFR Borrowing or, if the then-current Benchmark is Daily Compounded SOFR, any SOFR Borrowing (the Currency of such Borrowing herein called the “Affected Currency”):
(i)the Administrative Agent shall have determined (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant interbank market, adequate and reasonable means do not exist for ascertaining the Benchmark for the Affected Currency (including, without limitation, because the applicable Screen Rate is not available or published on a current basis) for such Interest Period (if applicable); or
(ii)the Administrative Agent shall have received notice from the Required Lenders of such Class of Commitments that the Benchmark for the Affected Currency for such Interest Period (if applicable) will not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining their respective Loans included in such Borrowing for such Interest Period (if applicable), and, in each case, the provisions of Section 2.13(c) are not applicable, then the Administrative Agent shall give notice thereof to the Borrower and the affected Lenders by telephone, telecopy or e-mail as promptly as practicable thereafter. Until the Administrative Agent shall notify the Borrower and such Lenders that the circumstances giving rise to such notice no longer exist, (i) any obligation of such Lender (x) to make RFR Borrowings or, if the then-current Benchmark is Daily Compounded SOFR, SOFR Borrowings, (y) if the then-current Benchmark is Adjusted Term SOFR, to make or continue SOFR Borrowings or (z) to convert ABR Borrowings to SOFR Borrowings shall be suspended, (ii) any Interest Election Request that requests the conversion of any Eurocurrency Borrowing or SOFR Borrowing to, or the continuation of any Syndicated Borrowing as, a Eurocurrency Borrowing or SOFR Borrowing denominated in the Affected Currency shall be ineffective and, in each case, unless prepaid, (x) if the Affected Currency is Dollars, such Syndicated Borrowing shall be continued as, or converted to, a Syndicated ABR Borrowing and (y) if the Affected Currency is a Foreign Currency, such Borrowing shall be converted to Dollars based on the Dollar Equivalent at such time and shall be an ABR Borrowing (and, upon the Borrower’s receipt of notice from the Administrative Agent that the circumstances giving rise to the aforementioned notice no longer exist and with the Borrower’s consent (which may be given in its sole discretion), the resulting ABR Loan denominated in Dollars shall then be converted by the Administrative Agent to, and shall constitute, a Eurocurrency Loan denominated in such original Currency (in an amount equal to the Foreign Currency Equivalent of such Loan) on the day of such notice being given to the Borrower by the Administrative Agent), (iii) if the Affected Currency is Dollars, any Borrowing Request that requests a SOFR Borrowing denominated in the Affected Currency shall be made as an ABR Borrowing and (iv) if the Affected Currency is a Foreign Currency, any Borrowing Request that requests a Eurocurrency Borrowing or an RFR Borrowing denominated in the Affected Currency shall be ineffective. Furthermore, if any Eurocurrency Loan or SOFR Loan in any Currency is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.13(a) with respect to the Benchmark applicable to such Eurocurrency Loan or SOFR Loan, then (1) if any such SOFR Loan is denominated in Dollars, on the last day of the Interest Period applicable to such Loan, such Loan shall be converted by the Administrative Agent to, and shall constitute, an ABR Loan denominated in Dollars on such day, (2) if any such Eurocurrency Loan is denominated in any Foreign Currency, such Loan shall, on the last day of the Interest Period applicable to such Loan, at the Borrower’s election prior to such day: (A) be prepaid on such day or (B) be converted by the Administrative Agent to, and (subject to the remainder of this subclause (B)) shall constitute, an ABR Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of such Loan) on such day (it being understood and agreed that if the Borrower does not so prepay such Loan on such day by 12:00 noon, New York City time, the Administrative Agent is authorized to effect such conversion of such Eurocurrency Loan into an ABR Loan denominated in Dollars), and, in the case of this subclause (B), upon the Borrower’s receipt of notice from the Administrative Agent that the circumstances giving rise to the aforementioned notice no longer exist and with the Borrower’s consent (which may be given in its sole discretion), such ABR Loan denominated in Dollars shall then be converted by the Administrative Agent to, and shall constitute, a Eurocurrency Loan denominated in such original Currency (in an amount equal to the Foreign Currency Equivalent of such Loan) on the day of such notice being given to the Borrower by the Administrative Agent, (3) if the then-current Benchmark is Adjusted Term SOFR, on the last day of the Interest Period applicable to any such SOFR Loan, such Loan shall be converted by the Administrative Agent to, and shall constitute, an ABR Loan denominated in Dollars on such day or (4) if the then-current Benchmark is Daily Compounded SOFR, immediately, such Loan shall be converted by the Administrative Agent to, and shall constitute, an ABR Loan denominated in Dollars on such day. Furthermore, if any RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.13(a) with respect to the Daily Simple RFR applicable to such RFR Loan, then such Loan shall, at the Borrower’s election prior to such day: (A) be prepaid on such day or (B) be converted by the Administrative Agent to, and (subject to the remainder of this subclause (B)) shall constitute, an ABR Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of such Loan) on such day (it being understood and agreed that if the Borrower does not so prepay such Loan on such day by 12:00 noon, New York City time, the Administrative Agent is authorized to effect such conversion of such RFR Loan into an ABR Loan denominated in Dollars), and, in the case of this subclause (B), upon the Borrower’s receipt of notice from the Administrative Agent that the circumstances giving rise to the aforementioned notice no longer exist and with the Borrower’s consent (which may be given in its sole discretion), such ABR Loan denominated in Dollars shall then be converted by the Administrative Agent to, and shall constitute, an RFR Loan (in an amount equal to the Foreign Currency Equivalent of such Loan) on the day of such notice being given to the Borrower by the Administrative Agent. If the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Daily Compounded SOFR or Adjusted Term SOFR, as applicable, cannot be determined pursuant to the applicable definition thereof, the Alternate Base Rate shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Alternate Base Rate” until the Administrative Agent revokes such determination. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, as applicable, together with any additional amounts required pursuant to Section 2.13.”

SECTION II MISCELLANEOUS
2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (such date, the “Amendment No. 2 Effective Date”) on which the Administrative Agent shall have received from each party hereto either (1)  a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.
2.2.Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Obligor (as to itself) represents and warrants to the Administrative Agent that, as of the date hereof and after giving effect to this Amendment:
(a) This Amendment has been duly authorized, executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except as enforceability may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Obligor party thereto, enforceable in accordance with its terms, except as enforceability may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles or equity (regardless of whether such enforceability is considered in proceeding in equity or at law).
2.3.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective as provided in Section 2.1, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as permitted under the Credit Agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
2.4.Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent.
2.5.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
2.6.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
2.7.Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.
2.8.Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or any Obligor under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.
2.9.Electronic Execution of Documents. The words “execution,” “signed,” “signature,” and words of like import in any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
2.10.Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each Obligor, to the extent applicable, hereby, as of the date hereof, (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) confirms its guarantee (solely in the case of the guarantors), (iv) affirms its obligations under the Loan Documents, as amended hereby, and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (v) acknowledges and affirms that such guarantee and /or grant, as applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
NORTH HAVEN PRIVATE INCOME FUND LLC
as the Borrower

By: /s/ Venugopal Rathi
Name: Venugopal Rathi
Title: Authorized Signatory

BROADWAY FUNDING HOLDINGS LLC
as a Subsidiary Guarantor

By: /s/ Venugopal Rathi
Name: Venugopal Rathi
Title: Authorized Signatory

[Signature Page to Amendment No. 2 (NHPIF)]
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ING CAPITAL LLC, as Administrative Agent

By: /s/ Patrick W. Frisch
Name: Patrick W. Frisch
Title: Managing Director

By: /s/ Grace Fu
Name: Grace Fu
Title: Managing Director
[Signature Page to Amendment No. 2 (NHPIF)]